OTHER EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses
	Year ended December 31,
	2024	2023	2022
Credit losses	$1,200	$1,457	$1,000
Other	799	1,355	138
Total other expenses, net	$1,999	$1,812	$1,138

Schedule of Allowance for Doubtful Accounts
	Year ended December 31,
	2024	2023	2022
Balance at beginning of period	$14,124	$12,667	$11,667
Provision during the period	1,200	1,457	1,000
Balance at end of period	$15,324	$14,124	$12,667